PLAN AND AGREEMENT OF REORGANIZATION
                 BETWEEN
      GUINNESS TELLI*PHONE CORPORATION
           (A Nevada Corporation)
                   AND
          NEWSSURFER.COM CORPORATION
            (A Nevada Corporation)

This Plan and Agreement of Reorganization is entered into this 3rd day of November, , effective as of the 4th day of August, 2000, by and between Guinness Telli*Phone Corporation, a Nevada corporation,
(hereinafter referred to as "TELI"), and NewsSurfer.Com Corporation, a Nevada corporation, (hereinafter referred to as "NewsSurfer").

This Plan and Agreement of Reorganization is within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. TELI will acquire from NewsSurfer all of the assets specifically listed in Exhibit "A" to this Agreement and Plan of Reorganization, which assets shall specifically include all of the issued and outstanding shares of SIT Romania, and assume specific liabilities as listed in Exhibit "B" to this Plan and Agreement of Reorganization, in exchange for the issuance by TELI of a total of 1,000,000 shares of its authorized but unissued shares. By this acquisition, NewsSurfer is selling and TELI is acquiring substantially all of the assets of NewsSurfer, and immediately upon the receipt of the 1,000,000 shares of TELI by NewsSurfer, it will immediately begin the process of Dissolution, to pay off its liabilities and thereafter to distribute the remaining shares of TELI stock to its stockholders in a pro-rata distribution. The parties understand that it is the intent of all parties that this be deemed a Tax Free Reorganization as defined in the Internal Revenue Code.

AGREEMENT

In order to consummate such Plan and Agreement of Reorganization, the parties hereto, in consideration of the mutual agreements and on the basis of the representations and warranties hereafter set forth, do hereby agree, as follows:

ARTICLE I

1.01   Transfer of NewsSurfer Assets and Consideration for Transfer:
Subject to the terms and conditions of this Agreement, NewsSurfer shall transfer and deliver to TELI all of the assets listed in Exhibit "A", subject to the liabilities listed in Exhibit "B", which assets shall include all assets associated with the business conducted or to be conducted under the name NewsSurfer, including, without limitation, all of the issued and outstanding shares of SIT Romania, and any and all inventions, technology, trademarks, works, trade secrets and proprietary information related to the NewsSurfer business. Without limiting the scope of the foregoing, NewsSurfer shall transfer all inventions, including software inventions, Letters Patent obtained or to be obtained on all inventions, and applications thereof, all trade and services marks, all registrations of such marks, all corporate names, domain names, telephone numbers, or other indicia which may be utilized to identify the source of goods or services of the NewsSurfer business, all software related to such business, all copyrights to all materials related to the NewsSurfer business, and all registrations thereof, including copyrights to software, web page graphics, and code, all proprietary information related to the NewsSurfer business, including all trade secret information, all licenses, consents, and similar authorizations to or for all of the foregoing, and all documents which relate to the foregoing.

1.02 Consideration for Transfer to TELI: On the closing date, subject to the terms and conditions of this Agreement, and in full consideration for the transfer and delivery to TELI of all the assets of NewsSurfer, as listed in Exhibit "A" to this Plan and Agreement, TELI shall deliver to NewsSurfer, One Million (1,000,000) shares of the authorized but un-issued capital stock of TELI, which shares shall be fully paid and non-assessable shares of TELI. Such shares shall not be free trading as they are not, as of the time of the closing, registered or covered by any exemption. Said shares will be restricted in nature and said restrictions shall be reflected on the face of all certificates included in the 1,000,000 shares.

ARTICLE II

2.01 Closing: The time of delivery by NewsSurfer of a Bill of Sale transferring all of the assets listed in paragraph 1.01 of this Agreement shall be as of the Closing date, and the certificate for 1,000,000 shares, as authorized by the Board of Directors of TELI being in hand for delivery to Marian Munz, as of the closing date. For purposes of this Plan and Agreement of Reorganization, closing date shall be November 3, 2000, with an effective date of August 4,
2000.    Effective as of August 4, 2000, all of the revenues
subsequently earned shall be the property of TELI and the expenses of NewsSurfer the responsibility of TELI.

2.02 Dissolution of NewsSurfer: Immediately upon Closing, NewsSurfer shall begin the process of dissolving the corporation, paying off its liabilities, other than the liabilities being herein assumed by TELI, and thereafter to distribute the TELI shares which it has received as part of this transaction to its shareholders. The shares of TELI stock shall be distributed to the shareholders of NewsSurfer on a pro-rata basis.

ARTICLE III

3.01   Representations and Warranties by NewsSurfer:

1) NewsSurfer is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. It has all requisite corporate powers and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. NewsSurfer is duly qualified, licensed, or domesticated and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the nature of its activities conducted or the character of its properties make such qualification, licensing, or domestication necessary.

2) That Strategic Information Technologies Impex SRL (SIT Romania) is a corporation existing under the laws of the Country of Romania, and that it is a wholly owned subsidiary of NewsSurfer.

3)
a) NewsSurfer and SIT Romania were duly and lawfully authorized by its Articles of Incorporation to issue the shares of capital stock heretofore issued to its shareholders; further, NewsSurfer and SIT Romania have no other authorized series or class of stock that are outstanding.

b) NewsSurfer and SIT Romania are not presently liable on account of any indebtedness for borrowed moneys, except as reflected on the financial statements described in subparagraph (4), below.

c) NewsSurfer has outstanding option and warrant commitments. Should the holders of the options and warrants exercise their rights to convert, the proceeds there from shall belong to NewsSurfer and shall not be part of the assets being purchased hereunder by TELI, so long as TELI is not subjected to any further liability other than as set forth in this Plan and Agreement of Reorganization.

1)   A list of all current shareholders of NewsSurfer is attached
Exhibit "C" to this Plan and Agreement of Reorganization.

2) NewsSurfer has furnished TELI with an audited financial statement of NewsSurfer as of December 31, 1999, and un-audited U.S. financial statement as of September 30, 2000 (hereinafter referred to as "Financial Statements"). These financial statements shall incorporate the operations of SIT Romania as a wholly owned subsidiary of
NewsSurfer.    Such financial statements present fairly the financial
condition of NewsSurfer at such dates. Specifically, but not by way of limitation, the financial statements disclose all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of NewsSurfer at the dates thereof.

3)   NewsSurfer and its wholly owned subsidiary have not, since
September 30, 2000:

a) Incurred any obligations or liabilities, absolute, accrued, contingent or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which adversely affects the business or prospects of NewsSurfer and its subsidiary SIT Romania.

b) Discharged or satisfied any liens or encumbrances, or paid any obligation or liability, absolute, accrued, contingent or otherwise and whether due or to become due, other than current liabilities shown on the financial statements and current liabilities incurred since the closing of business on the date of the unaudited financial statement, in each case, in the ordinary course of business;

c) Declared or made any payment or distribution to its Stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Capital Stock or other securities.

d) Mortgaged, pledged, or subjected to lien, or any other encumbrances or charges, any of its assets, tangible or intangible;

e) Sold or transferred any of its assets except for inventory sold in the ordinary course of business or canceled any debt or claim;

f) Suffered any damage, destruction, or loss (whether or not covered by insurance) affecting the properties, business, or prospects of NewsSurfer, or waived any rights of substantial value;

e) Entered into any transaction other than in the ordinary course of business.

1) There are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending against NewsSurfer or its subsidiary SIT Romania that would affect it, its properties and assets, or business. NewsSurfer and its subsidiary are not in default with respect to any judgment, order of decree of any government agency or instrumentality.

2) NewsSurfer and SIT Romania have good and marketable title to all of its properties and assets, including without limitation those reflected in the Balance Sheet and those used or located on property controlled by NewsSurfer or SIT Romania in its business on the date of the Balance Sheet and acquired thereafter (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction except those which (a) are disclosed on the Balance Sheet as securing specified liabilities; (b) are disclosed in the Schedule of Assets referred to in Subparagraph 3.01 (8) hereof; or (c) do not materially adversely affect the use thereof. . As part of this Plan and Agreement of Reorganization, TELI shall be obligated to assume the liabilities to AdSmart/Engage Network in the approximate amount of $41,000 and to Feldman Sherb & Co., P.C. in the amount of $10,000, which amount is what is owed to Feldman Sherb & Co., P.C. in order for it to complete the audit of the financial condition of NewsSurfer as of December 31,
1999.   All revenues earned after August 3, 2000 shall be the property of TELI and all expenses since August 3, 2000 shall be reimbursed to NewsSurfer by TELI from revenues generated from NewsSurfer business since August 3, 2000.

3) As of the Closing date, NewsSurfer will have delivered to TELI a Bill of Sale transferring all of the assets as described in Exhibit A to this Plan and Agreement to TELI.

4) NewsSurfer and SIT Romania are not a party to, or otherwise bound by, any written or oral contract or agreement not made in the ordinary course of business.

5) The books of account, minute books, stock certificate books and stock transfer ledgers of NewsSurfer are complete at Closing and also correct, and there have been no transactions involving the business of NewsSurfer which property should have been set forth in said respective books, other than those set forth therein.

6) Since the date of the financial statements there has not been any material adverse change in, or event or condition materially and adversely affecting the condition (financial or otherwise) of the properties, assets or liabilities of NewsSurfer and/or SIT Romania.

3.02 TELI represents and warrants to NewsSurfer and its stockholders, as follows:

1) It is an existing corporation and in good standing under the laws of the State of Nevada. It has all requisite corporate powers and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. TELI is qualified, licensed, or domesticated and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the nature of its activities conducted or the character of its properties make such qualification licensing, or domestication necessary.

2) TELI's authorized capital stock consists of 100,000,000 shares of common stock , par value $.01 and 1,000,000 shares of preferred stock, $.01 par value. At the close of this Agreement 33,266,931 shares of TELI common stock will be validly issued and outstanding. No
preferred stock has been issued.     This figure reflects the
1,000,000 shares beneficially issued to the shareholders of NewsSurfer as aforementioned in this contract.

3) There are no legal actions, suits, arbitrations or other legal or administrative proceedings pending against TELI which would affect it, its properties and assets, or business. TELI is not in default with respect to any judgment, order of decree of any government agency or instrumentality.

4) TELI has good and marketable title to all of its properties and assets, including without limitation those reflected in the Balance Sheet and those used or located on property controlled by TELI in its business on the date of the Balance Sheet and subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction except those which are disclosed on the Balance Sheet as securing specified liabilities.

3.03 The execution, delivery, and performance of this Agreement has been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of TELI in accordance with its terms. No provision of the Articles of Incorporation and any amendments thereto, by-laws and any amendments thereto, or of any contract to which TELI is a party or otherwise found, prevents TELI from delivering good title to its shares of such capital stock in the manner contemplated hereunder.

1) All of the TELI common shares to be issued to NewsSurfer shareholders will, when so issued, be validly issued and outstanding, fully paid and non-assessable.

2) Since the date of the financial statements of TELI that have been delivered to NewsSurfer, there has not been any material or adverse change in, or event or condition materially and adversely affecting the condition of TELI.

3) TELI warrants and represents that it will use it's best efforts to accomplish the registration of these shares, as soon as possible after the Closing of this transaction, and if TELI has an existing registration statement in process with the Securities and Exchange Commission and if doing so does not materially interfere with the primary intent of the existing registration, TELI shall allow NewsSurfer to "piggy-back" these shares to the then current registration statement.

ARTICLE IV

4.01 NewsSurfer covenants that all statements made herein and hereto are true and correct and may be relied upon by TELI, and TELI covenants that all statements made herein and hereto are true and correct and may be relied upon by NewsSurfer.

4.02 NewsSurfer covenants and warrants that all books, records and financial statements employed or used in connection with this Agreement are true and correct to the best knowledge of its Officers and Directors, and that the right to examine same has been extended to TELI and its representatives.

4.03   Federal Securities Act - Unregistered Stock.

1) Each NewsSurfer stockholder acknowledges that the shares of TELI common stock to be delivered to him pursuant to this Agreement have not and are not registered under the 1933 Act, as amended, and that accordingly such stock is not fully transferable except as permitted under various exemptions contained in the 1933 Act, and the rules of the Security and Exchange Commission interpreting said Act. The provisions contained in this paragraph are intended to ensure compliance with the 1933 Act, as amended. TELI has agreed to register these shares as soon as possible after the execution of this agreement and the delivery of the shares to the shareholders of NewsSurfer, and, should there be an existing registration statement on file with the Securities and Exchange Commission, to "piggy-back" these shares to the existing registration statement, so long as the filing does not interfere with the primary intent of the existing registration.

2) Each NewsSurfer stockholder agrees that the certificates evidencing the shares he will receive, pending the registration of these shares, shall contain substantially the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE SAME ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE COMPANY RECEIVES AN OPINION FROM COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED FOR SALE OR TRANSFER OR THAT THE SHARES HAVE BEEN LEGALLY SOLD IN BROKER TRANSACTIONS PURSUANT TO RULE 144 OF THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION PROMULAGTED UNDER THE SECURITIES ACT OF 1933."

ARTICLE V

5.01 Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.02 This Agreement shall be construed under and in accordance with the laws of the State of Nevada.

5.03 This Agreement shall be binding on and inure to the benefit of and be enforceable by the NewsSurfer shareholders and TELI, their respective heirs, executors, administrators, legal representatives, successors, and assigns, except as otherwise expressly provided therein.

5.04 Should there be any litigation arising from this transaction, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose. These fees shall be in addition to any other relief which may be awarded.

5.05 NewsSurfer hereby covenants and agrees that a majority of the shareholders of NewsSurfer have consented to the terms and conditions of this Plan and Agreement of Reorganization and that immediately after the execution of this Plan and Agreement of Reorganization that it will call for a Shareholder's Meeting and obtain the ratification
of this Plan and Agreement by all of the Shareholders.   It shall be
responsible to comply with the terms and conditions of  NRS Section
78.3793.

ARTICLE VI

6.01 Change of Name: Immediately after the completion of this Plan and Agreement of Reorganization, the directors of NewsSurfer shall immediately cause the name of the corporation to be changed and to immediately transfer the rights to this name to TELI

IN WITNESS WHEREOF, the parties have executed this Plan and Agreement of Reorganization on the date first set forth, at Mill Valley, California.

GUINNESS TELLI*PHONE CORPORATION


By:   /s/Lawrence A. Guinness
      ---------------------------------
   Lawrence A. Guinness, President & CEO


By:   /s/Dixie Tanner
      ---------------------------------
         Dixie Tanner, Secretary

NEWSSURFER.COM CORPORATION


By     /s/Marian Munz
       -----------------------------
       Marian Munz, President


By      /s/Robert Jaspar
        ----------------------------
        Robert Jaspar, Secretary